Exhibit 99.1 TPG RE Finance Trust, Inc. Investor Presentation June 2022

Forward-Looking Statements and Other Disclosures This presentation contains, and our officers and representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “could,” “protect,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such risk factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: § The general political, economic, regulatory, and competitive conditions in the markets in which we invest; § The level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of the London Interbank Offered Rate (“LIBOR”) and the transition to alternative reference rates, such as Term or Compounded Secured Overnight Financing Rate (“SOFR”); § Adverse changes in the real estate and real estate capital markets; § General volatility of the securities markets in which we participate; § Changes in our business, investment strategies or target assets; § Difficulty in obtaining financing or raising capital; § Reductions in the yield on our investments and increases in the cost of our financing; § Adverse legislative or regulatory developments, including with respect to tax laws; § Acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; § The ultimate geographic spread, severity and duration of pandemics such as coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and our financial condition and results of operations; § Our ability to originate loans that are in our pipeline and under evaluation by us; § Changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; § Deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; § Defaults by borrowers in paying debt service or principal on outstanding indebtedness; § The adequacy of collateral securing our investments and declines in the fair value of our investments; § Adverse developments in the availability of desirable investment opportunities; § Difficulty in successfully managing our growth, including integrating new assets into our existing systems; § The cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; § The availability of qualified personnel and our relationship with our Manager; § The potential unavailability of LIBOR after June 30, 2023; § Conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; § Our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended; and § Authoritative U.S. generally accepted accounting principles or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the SEC, the Internal Revenue Service, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward- looking statements contained in or made in connection with this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the documents we file with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Investor Presentation | June 2022 2

# TPG RE Finance Trust, Inc.

## Loan Portfolio

**$5.6 billion**
Investment Portfolio (Commitments)

**11.7%**
Net Interest Earning Asset Growth YoY

**4.59%**
Weighted Average Coupon[1]

**100%**
Floating Rate Portfolio

**67.2%**
Weighted Average LTV[2]

**$233.0 million**
of Originations in 1Q22

## Liquidity & Capitalization

**$6.4 billion[3]**
Total Financing Commitments

**72.5%**
Non-Mark-to-Market Financing[2,3]

**2.6x**
Total Leverage Ratio[2]

**1.73%**
Weighted Average Cost of Funds[4]

**80.7%**
Weighted Average Advance Rate

**$384.2 million**
of Liquidity[5]

## Dividends & Earnings

**$0.24**
1Q22 Common Dividend Declared

**$0.25**
1Q22 Earnings per Diluted Share[6]

**$0.33**
1Q22 Distributable Earnings per Diluted Share[7]

**8.1%**
Annualized Dividend Yield[8]

Common Dividend Coverage Ratio of
**1.4x[9]**

**$16.41**
Book Value per Share at March 31, 2022

1. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis
2. See Appendix for definitions, including LTV , Total Leverage Ratio and Non-Consolidated Senior Interest
3. Includes one non-consolidated senior interest of $132.0 million; includes one secured credit facility which is not subject to margin until October 30, 2022 (based on an LTV test)
4. Weighted average credit spread of total portfolio financing
5. See page 11 for additional detail
6. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders
7. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings
8. Represents the annualized dividend yield based on the March 31, 2022 closing share price of $11.81
9. Represents ratio of Distributable Earnings per share to dividends declared per share for the three months ended March 31, 2022

Note: Data as of March 31, 2022

Investor Presentation | June 2022

3

TRTX Today § Doug Bouquard appointed TRTX CEO on April 25, 2022 New Leadership § Doug Bouquard is a Partner of TPG (NASDAQ: TPG) and TPG Real Estate, TPG’s dedicated real estate investment platform demonstrating TPG’s commitment to real estate credit and the importance of connectivity between TPG and TRTX 1 § Total liquidity of $384.2 million § Available credit capacity under existing secured credit agreements of $2.1 billion Strong Capital Structure Drives § Low cost of capital with a weighted average cost of funds of benchmark interest rate + 1.73% Accelerated Capital 2 Deployment § 72.5% non-mark-to-market financing § Diverse capital base 3 4 § Sold REO for a net gain of $29.1 million, or $0.36 per diluted share , all of which was retained Capital Recycling 5 § Expect to sell only non-accrual loan in 2H 2022 § CECL reserve of $51.1 million, or 91 bps on total loan commitments 6 – Actual ITD loan loss rate of 44 bps (gross) and 9 bps (net) § Theme driven construction of existing portfolio at March 31, 2022 Strong Credit Performance – 30.7% Multifamily vs. 17.1% in the prior year 7 – 39.6% Office vs. 52.3% in the prior year – Reduction in office exposure results from originations, repayments and proactive portfolio management § Originations and repayments position TRTX to benefit from rising rates Rates§ Crossover to positive rate sensitivity expected to occur in late 2022 8 § Over 38% of total loan portfolio was originated post-COVID 1. See page 11 for additional detail 2. Includes one non-consolidated senior interest of $132.0 million (see Appendix for definitions, including non-consolidated senior interest); includes one secured credit facility which is not subject to margin until October 30, 2022 (based on an LTV test) 3. Real Estate Owned (“REO”) 4. Calculated on diluted shares outstanding assuming a March 31, 2022 share price of $11.81 and net settlement of 12M warrants on TRTX common stock 5. There can be no assurance this transaction will close as expected 6. See Appendix for definitions, including ITD Loan Loss Rate; there can be no assurance that this performance will continue 7. During the year ended December, 31 2021, TRTX refined its property type classification related to assets within its Office category to separately present Life Science 8. “Post-COVID” means loans originated on or after April 1, 2020; percentage of total loan portfolio is based on outstanding principal balance as of March 31, 2022 Note: All data as of March 31, 2022 with exception of information regarding REO sale Investor Presentation | June 2022 4

# Attractive Potential Total Return

- Current market price to book value ratio of 0.64x[1]
- 47.4% potential total return if market price recovers to diluted book value
- 9.1% potential current return based on current quarterly common stock dividend of $0.24 per share

## Market Price to Book Value



Book Value
Market Price 2
MP to Book Ratio 3
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
0.64x
0.67x
0.84x
0.98x
1.13x
TRTX 1
GPMT
ARI
KREF
BXMT

## Potential Total Return of 56.5%



June 3, 2022 Stock Price $10.54
Stock Price Appreciation to Diluted Book Value $4.99
Pro Forma Annual Cash Dividend $0.96
Total Investment Value $16.49 per share
March 31, 2022 Diluted Book Value $15.53 per share 4

1. Book value as of March 31, 2022; does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group
2. Stock price as of June 3, 2022
3. June 3, 2022 stock price divided by book value at March 31, 2022
4. Book value per share reflecting pro forma dilution resulting from an assumed exercise of 12M warrants at March 31, 2022

Note: The foregoing contains specific assumptions regarding performance; there can be no assurance the company will perform as discussed; please refer to "Market Price and Dividend Disclaimer" in Appendix for additional information

Investor Presentation | June 2022 5

TPG Integration Drives Competitive Advantage TRTX benefits from the intellectual capital, deep relationships, specialized capabilities, and infrastructure of a leading global alternative asset management firm ü Experienced team with a long history of collaborative investing through numerous credit and macroeconomic cycles ü Established lending platform with strong capital markets capabilities and expansive financing relationships ü Long standing relationships with repeat borrowers, developers, investors, national brokerage firms, and financial institutions ü Deep knowledge of target markets, property types, and investable global trends ü Data-driven investment philosophy for 30 years Integrated Real Estate Platform Provides Catalyst for Growth $18B AUM $5.5B TRTX Logo 1 $4.3B TREP IV 1 TREP III $4.5B 1 TREP II $0.9B 1 $0.2B TREP I 1 TAC + $1.8B 1. See Appendix for definitions Note: TPG AUM as of March 31, 2022; Totals may not sum due to rounding Investor Presentation | June 2022 6

Career Credit Investors Drive Investment Strategy Matt Coleman Deborah Ginsberg Doug Bouquard Peter Smith Bob Foley President General Counsel Chief Executive Officer Chief Investment Officer Chief Financial Officer 20+ years of experience 20+ years of experience 18+ years of experience 30+ years of experience 30+ years of experience Select Experience Select Experience Select Experience Select Experience Select Experience Managing Director Principal Chief Operating Officer Managing Director Co-Founder, CFO and COO Goldman Sachs Blackstone RE Debt Strategies TPG Real Estate Ladder Capital Gramercy Capital Corp. § Leadership team has invested through multiple business and real estate cycles § Emphasis on credit quality and principal protection § Engagement throughout the investment process § Deep, extensive relationships with owners, borrowers, brokers and capital providers § Investment team supported by TPG’s global infrastructure and leadership team Team combines investing expertise with public company C-level experience Investor Presentation | June 2022 7

Diversity, Equity & Inclusion Focus Areas Gender Neutral benefits, policies, and resources designed to support all employees Benefits & Use of our influence and families Policies and capital to advance diversity and equality Score of 100 from Talent Corporate Equality Management Index measuring & Development Advocacy support of LGBTQ+ employees over past 5 180+ women directors & Impact years added to 121 portfolio company boards since 2017 Employee Ecosystem Engagement Engagement A+/A+ ratings in 6 Employee Affinity Groups Strategy & Governance (“EAG”) with over 460 from Principles for members of at least 1 EAG to Responsible Investment build community and (PRI) inclusivity Diversity Recruiting Approximately 67% of the firmwide associate class 2021 were women or racially/ethnically diverse Note: As of February 2022 Investor Presentation | June 2022 8 8

CRE Lending Market 1 2021 US Originations by Sector Life Insurance 14% GSEs Debt Funds & 23% Mortgage REITs Other 15% 3% REIT Unsecured 10% Banks CMBS 21% 14% Originations by Debt Funds & Mortgage REITs $160 $120 $80 $40 $0 2017 2018 2019 2020 2021 2 3 Debt Fund M-REIT 1. Source: Company Filings, MBA, Preqin, Green Street 2. Estimated 3. M-REITs: Blackstone, Apollo, Starwood, KKR, & LADR Investor Presentation | June 2022 9 $ billions

Operating Performance and Common Dividend Coverage Operating Performance 1Q22 4Q21 3Q21 2Q21 1Q21 ($ in millions) GAAP Net Income $23.8 $44.9 $29.3 $32.4 $32.0 1 Net Income (Loss) Attributable to Common Stockholders $20.4 $41.4 $26.0 ($21.0) $24.2 2 Distributable Earnings $26.6 $18.5 $27.0 $21.9 $21.7 Cash Dividends Declared on Common Shares $18.7 $18.7 $18.6 $15.5 $15.5 Special Cash Dividends Declared on Common Shares - $5.5 - - - Total Cash Dividends Declared on Common Shares $18.7 $24.2 $18.6 $15.5 $15.5 Stable Distributable Earnings & Common Dividend Coverage Distributable Earnings per Basic Share Distributable Earnings per Diluted Share Common Dividend per Share $0.35 $0.34 $0.33 $0.33 3 $0.31 $0.28 $0.28 Special $0.27 $0.27 Dividend $0.07 $0.24 $0.24 $0.24 $0.23 $0.20 $0.20 Common Dividend $0.24 1Q22 4Q21 3Q21 2Q21 1Q21 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Includes special dividend declared on common shares of $0.07 Investor Presentation | June 2022 10

Liquidity and Leverage 2 Available Liquidity ($ in millions) Leverage Ratios 1 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash Debt-to-Equity Ratio Total Leverage Ratio Target Leverage 3.75x $393.0 $384.2 $0.3 2.59x $32.3 $53.8 2.53x 2.50x 2.49x 2.45x 2.44x 2.40x $326.1 2.36x $321.1 $6.9 $0.2 $49.9 $60.3 $99.5 $335.4 $254.3 $245.6 $224.7 $15.0 $15.0 $16.2 $15.0 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2021 9/30/2021 12/31/2021 3/31/2022 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding Investor Presentation | June 2022 11

Book Value Walk 1Q 2022 Change in Book Value Per Share Beginning Ending 1 1 Book Value Book Value ($0.24) CECL Reserve per CECL Reserve per Share $0.37 Share $0.66 $0.01 $0.60 ($0.06) ($0.04) Net Income Excluding Credit Loss Expense Covers Both Common and Preferred Dividends $16.41 $16.37 Book Value Net Income, Dividends on Dividends on Equity Increase to Book Value 12/31/21 Excluding Credit Common Preferred Compensation CECL Reserve 3/31/22 Loss Expense Shares Shares 1. Does not reflect dilutive impact of 12M outstanding warrants. Each warrant entitles the holder thereof to purchase one share of our common stock for $7.50 per share, subject to adjustment. The warrants are exercisable on a net settlement basis, such that the holder of the warrants will receive shares in an amount (rounded down to the nearest whole share) equal to the difference between the fair market value of one share of common stock on the exercise date and the strike price multiplied by the number of warrants exercised divided by the fair market value of one share of common stock. Note: Totals may not sum due to rounding Investor Presentation | June 2022 12

# YoY Loan Portfolio Walk

- Originated 31 first mortgage loans from April 1, 2021 through March 31, 2022 with total commitments of $2.1 billion and an initial unpaid principal balance of $1.8 billion, representing approximately 38% of the current portfolio
  - 12.2% growth in commitments YoY; 11.7% growth in unpaid principal balance YoY

## Loan Funding Activity



Total Loan Commitments[1]
UPB
Deferred Fundings and New Loan Originations[2]
Repayments/Sales
Unfunded Loan Commitments
$4,983.7
$401.7
$4,587.4
$43.9
$597.0
($394.7)
$5,318.3
$488.9
$4,833.5
$37.3
$433.6
($460.4)
$5,328.7
$487.7
$4,844.0
$34.4
$564.5[3]
($523.6)[4]
$5,411.9
$487.8
$4,919.3
$29.2
$224.6
($48.0)
$5,593.3
$463.0
$5,125.2
03/31/21
Deferred Fundings
Originations
Repayments & Sales
6/30/2021
Deferred Fundings
Originations
Repayments & Sales
9/30/2021
Deferred Fundings
Originations
Repayments & Sales
12/31/2021
Deferred Fundings
Originations
Repayments & Sales
3/31/2022

1. Loan commitments exclude (1) capitalized interest of $2.7 million as of March 31, 2022, $3.0 million as of December 31, 2021, $3.5 million as of September 30, 2021, $4.2 million as of June 30, 2021, and $5.5 million as of March 31, 2021, and includes (2) a $7.8 million commitment, which is the excess of the commitment amount over the UPB of a non-performing retail loan held for investment. This amount is unavailable to the borrower.
2. New loan originations include initial loan funding amounts at the transaction close date; all subsequent loan fundings are included in deferred fundings.
3. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021.
4. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan.

Note: As of September 30, 2021 loan portfolio data includes one loan classified as held for sale with a carrying value of $86.6 million.

Investor Presentation | June 2022

13

Loan Portfolio Overview Loan Investment Portfolio 1Q22 4Q21 QoQ Change Total Loan Commitments $5,593.3M $5,411.9M 3.4% Unpaid Principal Balance $5,125.2M $4,919.3M 4.2% Average Loan Size $76.6M $78.4M (2.3%) MSA Concentrations (Top 25 / Top 10) 80.2% / 50.3% 82.7% / 52.6% (3.0%) / (4.4%) Weighted Average Loan Risk Rating 3.1 3.0 NM Outstanding PIK Interest / As % of Total Portfolio $2.7M / 0.01% $3.0M / 0.01% (10.3%) 1 Property Type Migration 60.0% Multifamily Office Hotel Life Science 52.3% 50.0% Office Exposure: 41.9% 24.3% 39.6% 40.0% Decrease YoY Office – Traditiona 30.7% 29.5% l Multifamily 30.0% Exposure: 79.5% Increase YoY 20.0% 17.1% 14.7% 12.2% 11.8% 9.1% 8.8% 10.0% 2.9% 0.0% 2 1Q21 4Q21 1Q22 1. As a percent of total commitment 2. During the year ended December, 31 2021, TRTX refined its property type classification related to assets within its Office category to separately present Life Science Investor Presentation | June 2022 14

# Diversified Loan Portfolio

## National, Major Market Footprint[1]



WA 0.1%
MI 3.8%
PA 6.3%
NY 14.0%
MA 1.3%
NJ 3.4%
MD 2.2%
NC 3.9%
GA 4.0%
FL 7.7%
CA 25.5%
HI 0.8%
AZ 0.6%
CO 0.9%
TX 6.9%
MO 2.2%
IL 3.7%
IN 0.8%
OH 1.6%
KY 0.7%
VA 3.8%
TN 2.2%
AR 1.1%
LA 0.9%
SC 1.5%

## Lending Focused in Top 25 Markets[1,4]



Other 19.8%
Top 10 50.3%
Top 11-25 29.9%

Top 25 Markets Account for 80.2% of Total Loan Commitments

## Property[1,3]



Mixed-Use 6.2%
Hotel 11.8%
Other 0.9%[2]
Multifamily 30.7%
Office 39.6%
Industrial 2.0%
Life Science 8.8%

## Geographic[1,3]



Southeast 14.1%
East 37.0%
Midwest 12.1%
West 27.9%
Southwest 8.9%

## Fixed vs. Floating



Floating 100.0%

## Loan Category[1,3]



Construction 0.6%
Moderate Transitional 34.8%
Bridge 33.2%
Light Transitional 31.4%

- Loan Portfolio: $5.6 billion commitments | $5.1 billion UPB
- Weighted Average Coupon: 4.59%[5]
- Weighted Average Credit Spread: 3.44%
- Weighted Average Interest Rate Floor: 1.05%
- Weighted Average Risk Rating: 3.1
- Weighted Average LTV[3]: 67.2%

1. By total loan commitment at March 31, 2022
2. Includes Condominium and Retail properties totaling 0.9% of total loan portfolio (0.3% and 0.6%, respectively)
3. See Appendix for definitions
4. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
5. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis

Investor Presentation | June 2022 15

# Potential Capital Deployment Scenarios

## Multiple Potential Levers to Boost Earnings Growth

- Full deployment of equity, targeting leverage of 3.75:1
- Redeploy the $78M of equity returned from the sale of REO[1] in 4Q21 and 2Q22
- Further diversify capital base including Term Loan B, convertible notes, senior secured notes and unsecured borrowings

### Maximum Potential Investment Capacity

| ($ in millions) | At March 31, 2022 |
|---|---|
| Total Stockholders' Equity[2] | $1,467.9 |
| **Targeted Leverage** | **3.75:1** |
| **Maximum Potential Gross Loan Investment Capacity** | **$6,972.6** |
| Less: Outstanding Total Loan Commitments | ($5,593.3) |
| **Maximum Potential Net Loan Capacity** | **$1,379.3** |
| **Maximum Potential Gross Loan Investment Capacity Utilization Rate[3]** | **80.2%** |

### Illustrative Examples of Capital Deployment Impact on Earnings[4]

($ in millions except for per share amounts)

| | | | |
|---|---|---|---|
| **Potential Net Loan Capacity[5]** | **$1,000.0** | **$1,250.0** | **$1,500.0** |
| Assumed Leverage at 77.5% | (775.0) | (968.8) | (1,162.5) |
| **Assumed Incremental TRTX Equity Deployment** | **$225.0** | **$281.3** | **$337.5** |
| **Implied Additional Earnings at 7% Assumed ROE[6]** | **$15.8** | **$19.7** | **$23.6** |
| Implied Additional Earnings per Share, Basic[7] | $0.20 | $0.26 | $0.31 |
| Implied Additional Earnings per Share, Diluted[7] | $0.19 | $0.24 | $0.29 |
| **Implied Additional Earnings at 9% Assumed ROE[6]** | **$20.3** | **$25.3** | **$30.4** |
| Implied Additional Earnings per Share, Basic[7] | $0.26 | $0.33 | $0.39 |
| Implied Additional Earnings per Share, Diluted[7] | $0.25 | $0.31 | $0.37 |

1. Real Estate Owned ("REO")
2. Total Stockholders' Equity includes Series C Preferred Stock of $194.4 million and Common Stock of $1,273.5 million
3. Maximum Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Maximum Potential Gross Loan Investment Capacity
4. TRTX's ability to deploy capital is dependent upon TRTX identifying and originating or acquiring loan investments; TRTX operates in a competitive market for the origination and acquisition of loan investments; TRTX can provide no assurance that it will be able to, or will elect to, originate or acquire loan investments in a manner consistent with the potential capital deployment scenarios presented on this page
5. Assumes 100% initial funding on loan commitments
6. "Assumed Return On Equity" represents a hypothetical annual return on TRTX's assumed equity resulting from the illustrative capital deployment scenarios presented above; please refer to "ROE Scenarios Disclaimer" in Appendix for additional detail
7. Calculated on shares outstanding at March 31, 2022; dilutive impact calculated assuming March 31, 2022 share price of $11.81

Investor Presentation | June 2022

16

Risk Ratings Risk Ratings Migration Trailing 4 Stable Risk Ratings By Amortized Cost Quarter Average: 3.1 3.1 3.08 3.1 3.0 Risk Ratings – 3/31/2022 By Amortized Cost ($ in millions) Loan Count: 73 Total: $5,115.8 Weighted Average $3,360.8 Rating of 3.1 53 6/30/2021 9/30/2021 12/31/2021 3/31/2022 Start of Period 3.1 3.1 3.1 3.0 $1,188.6 Repayments/ Sales 3.1 2.4 3.3 3.0 $543.4 $23.0 14 $0.0 5 1 Originations 2.9 3.0 3.0 3.0 1 2 3 4 5 End of Period 3.1 3.1 3.0 3.1 CECL Reserve bps of Total Loan Commitments Trailing 4 Quarter General Reserve Specifically Identified Loan Average Reserve: 96 bps of Total Loan Commitment 104 103 91 19 85 19 91 85 85 84 Gross ITD loan 1 loss rate : 44 bps Net ITD loan loss 1 rate : 9 bps 6/30/2021 9/30/2021 12/31/2021 3/31/2022 1. See Appendix for definitions, including ITD Loan Loss Rate; there can be no assurance that this performance will continue due to small sample size; net loan loss rate includes the impact of $29.1M gain on sale of REO Note: Totals may not sum due to rounding Investor Presentation | June 2022 17

Risk Ratings by Property Type 1 Weighted Average Risk Ratings by Property Type by Amortized Cost 5.0 5.0 1Q 2022 Weighted Average Risk Rating: 3.1 1Q 2022 4Q 2021 4Q 2021 Weighted Average Risk Rating: 3.0 3.6 3.5 3.3 3.2 3.0 3.0 3.0 3.0 3.0 2.9 2.9 2.7 2.7 n/a Office Multifamily Hotel Life Science Mixed-Use Industrial Retail Condominium 1 Weighted Average LTV by Property Type by Unpaid Principal Balance 1Q 2022 Weighted Average LTV: 67.2% 1Q 2022 4Q 2021 74.2% 4Q 2021 Weighted Average LTV: 67.1% 74.1% 66.6% 66.6% 63.6% 63.6% 62.0% 61.9% 62.1% 61.3% 61.3% 61.3% 56.9% 45.8% 45.8% n/a Office Multifamily Hotel Life Science Mixed-Use Industrial Retail Condominium 1. See Appendix for definitions including Risk Ratings and LTV Investor Presentation | June 2022 18

Multifamily and Office Loan Overview Office Multifamily § 39.6% of total loan commitments at March 31, 2022 § 30.7% total loan commitments at March 31, 2022 − 93.0% in Top 25 US MSAs / 75.3% in Top 10 − 59.4% in Top 25 US MSAs / 34.5% in Top 10 1 1 − 66.6% Weighted Average LTV − 74.2% Weighted Average LTV − Office loans comprised 4.4% of TTM Originations − Multifamily loans comprised 65.6% of TTM Originations − 100% Interest Collections in 1Q22− 100% Interest Collections in 1Q22 1. See Appendix for definitions, including LTV Note: Green dots on maps represent loans originated in the trailing twelve months Investor Presentation | June 2022 19

Case Studies: Largest Three Credit Exposures Investment New York Office Atlanta Office Bay Area Life Science 1 Loan Category Light Transitional Light Transitional Moderate Transitional 1 Loan Risk Rating 3 3 3 Investment Date August 2019 August 2018 May 2021 Collateral Class A Office; 507K SF Five Class A Office Buildings; 1.04M SF Class A Office; 384K SF Sponsors Institutional Institutional Institutional Commitment $290.8 million $223.0 million $215.0 million Current Principal 4 $288.6 million $180.4 million $128.0 million Amount Commitment $574 Sq. ft. $214 Sq. ft. $545 Sq. ft. Per Sq. ft. 2 Coupon 3.6% 5.1% 4.3% 1 3 LTV 65.2% 61.4% 63.1% Extended Maturity 2.4 years 2.4 years 4.1 years Property Photos 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definitions of LTV and Loan Category 2. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis 3. Calculated as the ratio of unpaid principal balance as of March 31, 2022 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million 4. UPB reduced to $110.1M in April 2022 due to principal repayment resulting from sale by borrower of one collateral property Note: Data as of March 31, 2022, except as noted Investor Presentation | June 2022 20

# Capital Structure

## Capital Structure Composition

($ in millions)



$32.3 (1%)
$23.5 (1%)
$2,825.1
(51%)
$1,142.3
(21%)
$194.4 (3%)
$1,273.5 (23%)
Common Equity at Book Value
Secured Credit Agreements (MTM)[1]
Series C Preferred Stock
Secured Credit Agreements (Non-MTM)[2]
Collateralized Loan Obligations (Non-MTM)
Secured Revolving Credit Facility (Non-MTM)

## Capital Structure Detail

| ($ in millions) | Total Commitments | W.A. Approved Advance Rate | Look-Through LTV | W.A. Cost of Funds | W.A. Maturity | Outstanding at 3/31/21 |
|---|---|---|---|---|---|---|
| Secured Credit Agreements (MTM)[1] | $2,934.0 | 75.2% | 51.0% | 1.73% | May 2024[3] | $1,142.3 |
| Secured Credit Agreement (Non-MTM)[2] | $249.5 | 60.0% | 37.0% | 4.50% | Oct 2025[4] | $23.5 |
| **Total Secured Credit Agreements** | **$3,183.5** | **74.1%** | **50.7%** | **1.78%** | | **$1,165.8** |
| Secured Revolving Credit Facility (Non-MTM) | $250.0 | 75.0% | 33.9% | 2.00% | Feb 2025 | $32.3 |
| Collateralized Loan Obligations | $2,825.1 | 83.2% | 56.1% | 1.70% | June 2037[5] | $2,825.1 |
| **Total Portfolio Financing** | **$6,258.6** | **80.7%** | **54.2%** | **1.73%** | | **$4,023.2** |
| **Series C Preferred Equity** | | | | | | |
| Series C Cumulative Redeemable Preferred Stock | | | | 6.25%[6] | | $194.4 |
| **Common Equity** | | | | | | |
| Book Value per share as of 3/31/22 | | | | | | $16.41 |
| Shares of Common Stock Outstanding (in millions) | | | | | | 77.2 |
| **Total Permanent Equity** | | | | | | **$1,467.9** |
| **Total Capitalization** | | | | | | **$5,491.1** |

1. All but one of our seven secured credit agreements are subject to credit marks only
2. Includes one secured credit facility which may be re-margined beginning on October 30, 2022 based on only an LTV test
3. Weighted average term to extended maturity of the seven secured credit facilities, assuming all extension options and term-out provisions are exercised
4. Represents extended maturity
5. Represents weighted average legal maturity date
6. Represents fixed rate dividend

Note: Totals may not sum due to rounding

Investor Presentation | June 2022 21

Loan Financing Overview 1Q22 Financing Activity § Closed TRTX 2022-FL5, a $1.075 billion managed CRE CLO with a two-year reinvestment period, an advance rate of 84.4%, and a weighted average interest rate at issuance of Compounded SOFR plus 2.02%; simultaneously redeemed TRTX 2018-FL2, which at redemption had $600.0 million of investment-grade bonds outstanding § Closed $250.0 million secured revolving credit facility providing funding for up to 180 days for newly-originated and existing loans, with an interest rate of Term SOFR plus 2.00% 4 Non-MTM Borrowings Exceed 70% Maturity Profile of Outstanding Borrowings 1 Usage Available Secured Credit Facilities (MTM) Non-MTM Financing $ in millions 72.5% $1,200 Non-Consolidated $32.3M Senior Interest Secured Revolving $132.0M $249.5M 2 Credit Facility $23.5M $1,000 Secured Credit 3 Agreement Collateralized 27.5% 3.49x Loan Obligations 3.38x Collateralized $800 Loan Obligations 2.64x Secured Credit 2.54x Agreements Secured Credit $600 Collateralized Loan Agreements Secured Credit Obligations Agreements $2,825.1M $400 Secured Credit Agreements $1,652.0M Secured Credit Agreements Secured Revolving $200 Secured Credit $1,142.3M 2 Credit Facility Agreements 4 $217.8M 3 Secured Credit Agreement $226.0M $0 < 1 Year 1 - 3 Years 3 - 5 Years > 5 Years Mark-to-Market Non-Mark-to-Market 1. Represents capacity available to be borrowed provided we pledge, and the lender approves, additional collateral assets 2. Non-MTM financing providing the Company with interim financing of eligible loans for up to 180 days at an initial advance rate of 75.0%, which declines to 65.0%, 45.0%, and 0.0% after 90, 135, and 180 days from initial borrowing 3. Includes one secured credit facility which may be re-margined beginning on October 30, 2022 based only on an LTV test 4. Based on extended maturity dates where ability to extend is at Company’s option Investor Presentation | June 2022 22

Positioned for Rising Rates § LIBOR and Term SOFR now exceed the March 31, 2021 weighted average floor of 1.05% § Timing of crossover to positive interest sensitivity depends on the pace of loan originations and repayments, steepness of interest rate forward curves, and advance rate of borrowings 1 Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter) $0.06 Interest Rate $0.05 $0.04 $0.03 $0.02 $0.02 Interest Rate at June 3, 2022 LIBOR: 1.12% $0.01 Term SOFR: 1.14% $0.00 $0.00 - 0.25% - + 0.50% + 1.00% + 2.00% + 3.00% -0.25% 0.00% 0.50% 1.00% 2.00% 3.00% $0.00 -$0.02 ($0.02) ($0.02) ($0.03) -$0.04 ($0.04) 1Q 2021 Loan Portfolio ($0.05) 1Q 2022 Loan Portfolio -$0.06 1. Static analysis based on loan portfolio composition as of 1Q 2021 and 1Q 2022 Investor Presentation | June 2022 23

Rate Floors 1 Portfolio Floor Distribution by UPB ($ in millions) $2,000 $1,500 May 2022 July 2022 Sep 2022 Sep 2022 & 2 2 2 110 bps 156 bps 225 bps Beyond (Actuals at May (Forecasted) (Forecasted) 2 > 200 bps $1,000 31, 2022) $1,996M (Forecasted) $1,474M $500 $918M $190M $547M $0 50 bps or Less 51 - 100 bps 101 - 150 bps 151 - 200 bps Greater than 200 bps Pre and Post-COVID Loan Portfolio Quarter-End Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 WAV Rate Floor 1.66% 1.64% 1.44% 1.33% 1.10% 1.05% $5.00 $4.00 CAGR: (31%) 98.3% 97.5% $3.00 85.2% 76.3% 65.0% 61.8% $2.00 38.2% CAGR: 1,089% 35.0% $1.00 23.7% 14.8% 1.7% 2.5% $- 12/30/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 3 4 Pre-COVID Loans Post-COVID Loans 1. As of March 31, 2022 2. Benchmark rate determined on a simple average of 1M LIBOR and 1M Term SOFR; forecasted rates based on forward curves as of June 3, 2022 3. Loans originated on or prior to March 31, 2020 4. Loans originated on or after April 1, 2020 Investor Presentation | June 2022 24 UPB in Billions

Appendix

# Per Share Calculations

## Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings

- The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data):

| | Three Months Ended (unaudited) | | | | |
|---|---|---|---|---|---|
| | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | June 30, 2021 | Mar 31, 2021 |
| **Net Income (Loss)** | **$23,781** | **$44,878** | **$29,325** | **$32,391** | **$31,955** |
| Preferred Stock Dividends[1] | (3,148) | (3,148) | (3,157) | (6,799) | (6,124) |
| Participating Securities' Share in Earnings (Loss) | (197) | (301) | (122) | (148) | (146) |
| Series B Preferred Stock Redemption Make-Whole Payment[2] | - | - | - | (22,485) | - |
| Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs[3] | - | - | - | (23,997) | (1,452) |
| **Net (Loss) Income Attributable to Common Stockholders** | **$20,436** | **$41,429** | **$26,046** | **($21,038)** | **$24,233** |
| Weighted-Average Common Shares Outstanding, Basic | 77,183,957 | 77,053,224 | 77,060,225 | 76,899,270 | 76,895,615 |
| Weighted-Average Common Shares Outstanding, Diluted | 81,788,723 | 81,983,310 | 82,028,975 | 76,899,270 | 80,673,236 |
| **(Loss) Earnings Per Common Share, Basic** | **$0.26** | **$0.54** | **$0.34** | **($0.27)** | **$0.32** |
| **(Loss) Earnings Per Common Share, Diluted** | **$0.25** | **$0.51** | **$0.32** | **($0.27)** | **$0.30** |
| Series B Preferred Stock Redemption Make-Whole Payment | - | - | - | 22,485 | - |
| Series B Preferred Stock Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs | - | - | - | 22,489 | - |
| Utilization of Taxable Income Capital Loss Carryforwards[4] | - | (15,790) | | | |
| Non-Cash Stock Compensation Expense | 1,266 | 1,665 | 1,250 | 1,393 | 1,456 |
| Credit Loss (Benefit) Expense[5] | 4,884 | (8,758) | (343) | (3,478) | (4,038) |
| **Distributable Earnings** | **$26,586** | **$18,546** | **$26,953** | **$21,851** | **$21,651** |
| Weighted-Average Common Shares Outstanding, Basic | 77,183,957 | 77,053,224 | 77,060,225 | 76,899,270 | 76,895,615 |
| Weighted-Average Common Shares Outstanding, Diluted | 81,788,723 | 81,983,310 | 82,028,975 | 81,875,946 | 80,673,236 |
| **Distributable Earnings per Common Share, Basic** | **$0.34** | **$0.24** | **$0.35** | **$0.28** | **$0.28** |
| **Distributable Earnings per Common Share, Diluted** | **$0.33** | **$0.23** | **$0.33** | **$0.27** | **$0.27** |

## Book Value Per Common Share

| | For the Period Ended | | | | |
|---|---|---|---|---|---|
| | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | June 30, 2021 | Mar 31, 2021 |
| Total Stockholders' Equity | $1,467,908 | $1,464,706 | $1,445,467 | $1,437,191 | $1,478,231 |
| Series C Preferred Stock ($201,250 aggregate liquidation preference) | (201,250) | (201,250) | (201,250) | (201,250) | - |
| Series B Preferred Stock | - | - | - | - | (201,003) |
| Series A Preferred Stock ($125 aggregate liquidation preference) | (125) | (125) | (125) | (125) | (125) |
| Stockholders' Equity, Net of Preferred Stock | 1,266,533 | 1,263,331 | 1,244,092 | 1,235,816 | 1,277,103 |
| Number of Common Shares Outstanding at Period End | 77,185,845 | 77,183,892 | 77,047,966 | 77,089,125 | 76,897,102 |
| **Book Value per Common Share** | **$16.41** | **$16.37** | **$16.15** | **$16.03** | **$16.61** |

1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock
2. Represents the make-whole payment to the holder of the Series B Preferred Stock for an amount equal to the present value of all remaining dividend payments due on such shares of Series B Preferred Stock from and after the redemption date (and not including any declared or paid dividends or accrued dividends prior to such redemption date) through the second anniversary of the original issue date, computed in accordance with the terms of the Articles Supplementary.
3. Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs includes amounts recorded as deemed dividends and the write-off of unamortized transaction costs and the unaccreted portion of the allocated Warrant fair value related to the Series B Preferred Stock. For the three months ended June 30, 2021, the write-off of unamortized transaction costs and unaccreted allocated Warrant fair value was $22.5 million.
4. For the three months ended December 31, 2021, taxable income capital loss carryforwards were utilized to offset a $15.8 million taxable gain realized from the partial sale of an REO Property.
5. Credit Loss (Benefit) Expense three months ended December 31, 2021 excludes the reversal of a $8.2 million reduction in our credit loss reserve associated with the partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan; for the three months ended September 30, 2021 excludes a $0.5 million loss on sale upon the transfer of one loan from our loans held for investment portfolio to loans held for sale at quarter end; for the three months ended June 30, 2021 excludes a $1.6 million realized loss on sale of a first mortgage loan.

Investor Presentation | June 2022 26

Definitions § Distributable Earnings is a non-GAAP measure defined as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. § We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. Distributable § Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but Earnings only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. § A loan will be written off as a realized loss when it is deemed non-recoverable, or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. § Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Investor Presentation | June 2022 27

# Definitions (cont.)

**Deferred Fundings**

- Fundings to borrowers that are made under existing loan commitments after a loan closing date

**Geographic Diversity**

- TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at March 31, 2022 follows (dollars in millions):

| Region | Form 10-Q | Reclassification | Supplemental | % Total Commitment |
|---|---|---|---|---|
| East | $2,058.5 | $9.0 | $2,067.5 | 37.0% |
| South | 1,283.5 | (1,283.5) | - | - |
| West | 1,503.6 | $56.8 | 1,560.4 | 27.9% |
| Midwest | 677.8 | - | 677.8 | 12.1% |
| Southeast | - | 790.0 | 790.0 | 14.1% |
| Southwest | - | 497.6 | 497.6 | 8.9% |
| Various | 70.0 | (70.0) | - | - |
| **Total** | **$5,593.3** | **$-** | **$5,593.3** | **100.0%** |

*Note: Totals may not sum due to rounding*

**Inception to Date ("ITD") Loan Loss Rate**

- Inception to date means December 2014 through April 2022
- Gross Loan Loss Rate: Aggregate GAAP losses incurred from loans sold or converted to REO property divided by aggregate UPB of loans resolved (loans repaid, sold or converted to REO property)
- Net Loan Loss Rate: Gross loan loss rate (as described above) less aggregate GAAP gains from the sale of loans and REO property, divided by aggregate UPB of loans resolved (loans repaid, sold or converted to REO property)

Investor Presentation | June 2022

28

Definitions (cont.) § Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, net, including collateralized loan obligations, secured credit agreements, a secured revolving credit facility, and a mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end Leverage § Total Leverage Ratio - (i) total outstanding borrowings under secured financing arrangements, net, including collateralized loan obligations, secured credit agreements, a secured revolving credit facility, and a mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end § Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the Loan-to-Value (LTV) loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager § Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies § Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund Loan leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building Category work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy § Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy § Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Investor Presentation | June 2022 29

Definitions (cont.) § TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a Non-Consolidated third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior Senior Interest loan interest to a third-party, we retain on our balance sheet a mezzanine loan § TRTX can provide no assurance regarding future market prices of TRTX’s common stock. The market price of TRTX’s common stock may be significantly affected by numerous factors, some of which are beyond TRTX’s control and may not be directly related to TRTX’s operating performance. Additionally, no assurance can be given that TRTX will be able to pay dividends to TRTX’s stockholders at any time in the future or that the level of any dividends that TRTX does pay to its stockholders will achieve a market yield or increase or even be maintained over time. TRTX’s ability to pay Market Price and dividends may be adversely affected by a number of factors, some of which are beyond TRTX’s control and may not be Dividend Disclaimer directly related to TRTX’s operating performance. Future dividend payments, if any, will be authorized by TRTX’s board of directors in its sole discretion out of funds legally available therefor and will be dependent upon a number of factors, including TRTX’s historical and projected results of operations, cash flows and financial condition, TRTX’s financing covenants, maintenance of TRTX’s REIT qualification, applicable provisions of Maryland law and such other factors as TRTX’s board of directors deems relevant. § Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income Property Types § Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Investor Presentation | June 2022 30

Definitions (cont.) § Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, which ratings are defined as follows: – 1 - Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; – 2 - Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; – 3 - Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can Loan Risk Ratings reasonably be achieved; – 4 - Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and – 5 - Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; the loan is in default or substantially in default; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss. § TRTX has presented two Assumed ROE scenarios for illustrative purposes only. These Assumed ROE scenarios are based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to TRTX’s business, all of which are difficult to predict and ROE Scenarios many of which are beyond TRTX’s control. As a result, there can be no assurance that any of the Assumed ROE scenarios Disclaimer will be realized or that actual return on equity will not differ significantly from the Assumed ROE scenarios presented on this slide. The Assumed ROE scenarios are not fact and should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. § TREP I: TPG Real Estate Partners I § TREP II: TPG Real Estate Partners II TPG Real Estate § TREP III: TPG Real Estate Partners III Partners Funds § TREP IV: TPG Real Estate Partners IV § TAC +: Thematic Advantage Core-Plus Investor Presentation | June 2022 31

# Company Information

TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG).

For more information regarding TRTX, visit www.tpgrefinance.com.

## Contact Information

**Headquarters:**
888 Seventh Avenue
35th Floor
New York, NY 10106

**New York Stock Exchange:**
Symbol: TRTX

**TPG RE Finance Trust, Inc.**
Bob Foley
Chief Financial Officer
+1 (212) 430-4111
bfoley@tpg.com

Brandon Fox
Chief Accounting Officer
+1 (415) 706-2751
bfox@tpg.com

**Investor Relations:**
+1 (212) 405-8500
IR@tpgrefinance.com

**Media Contact:**
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

## Analyst Coverage

**BTIG**
Eric Hagen
+1 (212) 738-6014

**Citigroup Securities**
Arren Cyganovich
+1 (212) 816-3733

**JMP Securities**
Steven DeLaney
+1 (212) 906-3517

**JP Morgan**
Richard Shane
+1 (415) 315-6701

**Raymond James**
Stephen Laws
+1 (901) 579-4868

**Wells Fargo**
Donald Fandetti
+1 (212) 214-8069

## Transfer Agent

**American Stock Transfer & Trust Company, LLC**
+1 (800) 937-5449
help@astfinancial.com

Investor Presentation | June 2022 32